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                                                                    Exhibit 99
                          NATIONSBANK, N.A.
         MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1996-A
                  JANUARY 1, 1998 THROUGH JANUARY 31, 1998




A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance					                              	$290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage			                              			28.44%
    (ii)  Class A-1 Notes Balance				                         		$82,654,904.00
    (iii) Class A-1 Notes Rate			                                   			5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage				                              		41.29%
    (ii)  Class A-2 Notes Balance			                        			$120,000,000.00
    (iii) Class A-2 Notes Rate		                                     				6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage			                              			26.27%
    (ii)  Class A-3 Notes Balance						                         $76,343,707.00
    (iii) Class A-3 Notes Rate                                     						6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage		                          				4.00%
    (ii)  Class B Certificates Balance				                    		$11,624,943.00
    (iii) Class B Certificates Rate			                                			7.05%
(F) Servicing Fee Rate		                                             				1.00%
(G) Weighted Average Coupon (WAC)		                                  				9.53%
(H) Weighted Average Original Maturity (WAOM)	             					56.22 		months
(I) Weighted Average Remaining Maturity (WAM)			             			49.45 		months
(J) Number of Receivables					                                         	24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage			               			2.00%
    (ii)  Reserve Account Initial Deposit		                  				$5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if
           1.25% loss and delinq triggers hit - otherwise
           greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance	                      					2.00%
          (b) Percent of Remaining Pool Balance	                    					3.25%
          (c) Trigger Percent of Remaining Pool Balance			            			6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance		                              				$128,938,752.28
(B) Total Note and Certificate Pool Factor					                     	0.4436624
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance		                                   				$0.00
    (ii) Class A-1 Notes Pool Factor	                           					0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance		                          				$40,970,102.28
    (ii) Class A-2 Notes Pool Factor			                           			0.3414175
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance				                          		$76,343,707.00
    (ii) Class A-3 Notes Pool Factor			                           			1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance			                     			$11,624,943.00
    (ii) Class B Certificates Pool Factor				                      		1.0000000
(G) Reserve Account Balance					                                	$5,965,683.74
(H) Cumulative Net Losses for All Prior Periods	            					$3,745,157.88
(I) Net Loss Ratio for Second Preceding Period				                     		1.34%
(J) Net Loss Ratio for Preceding Period		                            				2.49%
(K) Delinquency Ratio for Second Preceding Period		                  				1.22%
(L) Delinquency Ratio for Preceding Period		                         				1.31%
(M) Weighted Average Coupon (WAC)				                                  		9.50%
(N) Weighted Average Remaining Maturity (WAM)		             				34.14 		months
(O) Number of Receivables			                                         			15,911

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections		                            				$6,335,613.90
    (ii)  Not Used	                                                  					0.00
    (iii) Repurchased Loan Proceeds Related to Principal		            				0.00
    (iv) Other Refunds Related to Principal				                         		0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections			                              			1,038,024.04
    (ii)  Repurchased Loan Proceeds Related to Interest
(C) Weighted Average Coupon (WAC)						                                  9.50%
(D) Weighted Average Remaining Maturity (WAM)					             	33.34 		months
(E) Remaining Number of Receivables				                               		15,441
(F) Delinquent Receivables
                                    				Dollar Amount       		 # Units
                                        -------------          -------
    (i)  30-59 Days Delinquent				          4,123,502 	  3.37%   	469  		3.04%
    (ii)  60-89 Days Delinquent			           	850,287  	 0.69%    	90 	 	0.58%
    (iii) 90 Days or More Delinquent			      	733,220  	 0.60%     76  		0.49%

(G) Repossessions
                                    				Dollar Amount 	     	  # Units
                                        -------------          -------
		                                        		1,101,382   	0.90%	   117 	 	0.76%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 			                        			$27,729.70
(B) Aggregate Net Losses before Liquidation Proceeds and
     Recoveries for Collection Period					                         	228,966.01
(C) Liquidated Receivables Information
    (i)   Not Used		                                                  				0.00
    (ii)  Not Used	                                                  					0.00
    (iii) Recoveries on Previously Liquidated Contracts			        			14,651.23
(D) Aggregate Net Losses for Collection Period			                			214,314.78
(E) Actual Number of Days in Interest Period	                       					33.00


I. COLLECTIONS
--------------
Interest:
(A) Interest Collections			                                   			$1,038,024.04
(B) Not Used				                                                        		0.00
(C) Repurchased Loan Proceeds Related to Interest			                   			0.00
(D) Recoveries from Prior Month Charge Offs			 	                   		14,651.23
(E) Investment Earnings from the Reserve Account				               		27,729.70
(F) Total Interest Collections			                              			1,080,404.97

Principal:
(G) Principal Payments Received					                            	$6,335,613.90
(H) Not Used				                                                        		0.00
(I) Repurchased Loan Proceeds Related to Principal				                  		0.00
(J) Other Refunds Related to Principal		                              				0.00
(K) Total Principal Collections					                             	6,335,613.90

(L) Total Collections		                                      				$7,416,018.87


II. DISTRIBUTIONS	                                        							Per $1,000 of
-----------------  					 	                                  		Original Balance
                                                             -----------------
(A) Total Interest Collections			              			$1,080,404.97
(B) Servicing Fee                             						$107,448.96         		0.37

Interest			                                                 					Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                             -----------------
    (i)   Class A-1 Notes Monthly Interest Due		       				$0.00           		0
    (ii)  Class A-1 Notes Monthly Interest Paid
           (after reserve fund draw)		           			      	 0.00 	          	0
                                                     -----------
    (iii) Class A-1 Notes Monthly Interest Shortfall
           (after reserve fund draw)		                 				$0.00 	          	0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due		 				$216,800.12 		1.806667705
    (ii)  Class A-2 Notes Monthly Interest Paid
           (after reserve fund draw)			            			216,800.12 		1.806667705
                                                     -----------
    (iii) Class A-2 Notes Monthly Interest Shortfall
           (after reserve fund draw)				                 		$0.00           		0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due		 				$429,433.35 	      	5.625
    (ii)  Class A-3 Notes Monthly Interest Paid
           (after reserve fund draw)            						429,433.35       		5.625
                                                     -----------
    (iii) Class A-3 Notes Monthly Interest Shortfall
           (after reserve fund draw)				                 		$0.00           		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due			$68,296.54 	      	5.875
    (ii)  Class B Certificates Monthly Interest Paid
           (after reserve fund draw)	             					68,296.54       		5.875
                                                      ----------
    (iii) Class B Certificates Monthly Interest Shortfall
           (after reserve fund draw)                 						$0.00           		0
(G) Total Note and Certificate Interest Paid (after
     reserve fund draw)		                        				$714,530.01
(H) Excess Interest			                            			$258,426.00

Principal
(I) Total Principal Collections				              		$6,335,613.90
(J) Draw on Reserve Fund for realized losses 		    			228,966.01
(K) Total Amount Available for Principal
      Distribution 		                          				$6,564,579.91

                                                               		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                             -----------------
    (i)   Class A-1 Notes Monthly Principal Due		        				0.00          		0
    (ii)  Class A-1 Notes Monthly Principal Paid
           (after reserve fund draw)			                   			0.00          		0
                                                        ---------
    (iii) Class A-1 Notes Monthly Principal Shortfall
           (after reserve fund draw)		                   				0.00          		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due						6,564,579.91		54.70483258
    (ii)  Class A-2 Notes Monthly Principal Paid
           (after reserve fund draw)		           				6,564,579.91 	54.70483258
                                                    -------------
    (iii) Class A-2 Notes Monthly Principal Shortfall
           (after reserve fund draw)		                  				0.00 	          	0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due				       		0.00 		          0
    (ii)  Class A-3 Notes Monthly Principal Paid
           (after reserve fund draw)		                  				0.00           		0
                                                    ------------
    (iii) Class A-3 Notes Monthly Principal Shortfall
           (after reserve fund draw)			                  			0.00           		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due  						0.00           		0
    (ii)  Class B Certificates Monthly Principal Paid
           (after reserve fund draw)			                  			0.00           		0
                                                     -----------
    (iii) Class B Certificates Monthly Principal
           Shortfall (after reserve fund draw)		        				0.00           		0
(P) Total Note and Certificate Principal Paid		               				6,564,579.91
(Q) Total Distributions                                     						7,386,558.88
(R) Excess Servicing Releases from Reserve Account to Servicer		      				0.00
(S) Amount of Draw from Reserve Account		                       				228,966.01
(T) Draw from Reserve Account plus Total Available Amount				   		7,644,984.88

III. POOL BALANCES AND PORTFOLIO INFORMATION
-------------------------------------------- 				Beginning      	   End
                                             				of Period 	  	    of Period
                                             ---------------   ---------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance		        	$128,938,752.28	  $122,374,172.37
    (ii)   Total Note and Certificate Pool
             Factor	                            			0.4436624       		0.4210745
    (iii)  Class A-1 Notes Balance	                  			0.00            		0.00
    (iv)   Class A-1 Notes Pool Factor			         	0.0000000 	      	0.0000000
    (v)    Class A-2 Notes Balance		         		40,970,102.28 	  	34,405,522.37
    (vi)   Class A-2 Notes Pool Factor	         			0.3414175 	      	0.2867127
    (vii)  Class A-3 Notes Balance				         76,343,707.00 	  	76,343,707.00
    (viii) Class A-3 Notes Pool Factor				         1.0000000 		      1.0000000
    (ix)   Class B Certificates Balance	    			11,624,943.00 	  	11,624,943.00
    (x)    Class B Certificate Pool Factor			     	1.0000000 		      1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)			            	9.50%		           9.50%
    (ii)  Weighted Average Remaining Maturity
           (WAM) 		                          		34.14 	months	   33.34 		months
    (iii) Remaining Number of Receivables			         	15,911          		15,441
    (iv)  Portfolio Receivable Balance		   		$128,938,752.28 		$122,374,172.37

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance	                    							$5,965,683.74
(B) Draw for Realized losses						                                		228,966.01
(C) Draw for Servicing Fee			                                        					0.00
(D) Draw for Class A-1 Notes Interest Amount			                      					0.00
(E) Draw for Class A-2 Notes Interest Amount			                      					0.00
(F) Draw for Class A-3 Notes Interest Amount					                      			0.00
(G) Draw for Class B Certificates Interest Amount				                 				0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates								228,966.01
(I) Excess Interest					                                         			258,426.00
(J) Reserve Account Balance Prior to Release		              						5,995,143.73

(K) Reserve Account Required Amount							                       	7,342,450.34

(L) Final Reserve Account Required Amount							                 	7,342,450.34

(M) Reserve Account Release to Servicer	                           							0.00

(N) Ending Reserve Account Balance							                        	5,995,143.73

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and
      Recoveries for Collection Period			                     					$228,966.01
(B) Liquidated Contracts
    (i)   Not Used			                                                					0.00
    (ii)  Not Used			                                                					0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			14,651.23
(C) Aggregate Net Losses for Collection Period							              	214,314.78
(D) Net Loss Ratio for Collection Period (annualized)						            		2.05%
(E) Cumulative Net Losses for all Periods							                 	3,959,472.66
(F) Delinquent Receivables
                                    				Dollar Amount 		       # Units
                                        -------------          -------
    (i)  30-59 Days Delinquent			          	4,123,502 	  3.37%   	469 	 	3.04%
    (ii)  60-89 Days Delinquent			           	850,287    0.69%	    90 	 	0.58%
    (iii) 90 Days or More Delinquent			      	733,220   	0.60%	    76 	 	0.49%

(G) Repossessions
			                                    	Dollar Amount 	      	 # Units
                                        -------------          -------
                                        				1,101,382  	0.90%	    117 		 0.76%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period						                       		1.34%
    (ii) Preceding Collection Period				                             				2.49%
    (iii) Current Collection Period				                              				2.05%
    (iv) Three Month Average (Avg(i,ii,iii))					                     			1.96%

(B) Ratio of Balance of Contracts Delinquent 60 Days or
     More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period						                       		1.22%
    (ii) Preceding Collection Period				                             				1.31%
    (iii) Current Collection Period				                              				1.29%
    (iv) Three Month Average (Avg(i,ii,iii))			                     					1.27%

(C) Loss and Delinquency Trigger Indicator							             	Trigger was hit


The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge and
belief that the above information is true and correct.


\s\ Carolyn G. Moore					\s\ Leslie J. Fitzpatrick
--------------------     -------------------------
Carolyn G. Moore					    Leslie J. Fitzpatrick
Vice President 				     	Senior Vice President
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